UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): June 27, 2007

Manaris Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-33199	88-0467848

(State or other jurisdiction	(Commission File No.)	(IRS Employer ID)
of incorporation)

400 boul. Montpellier
Montreal, Quebec
Canada H4N 2G7

(Address of principal executive offices and Zip Code)

(514) 904-6030

(Registrant's telephone number, including area code)

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Tel:(212) 930-9700
Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As of June 27, 2007, Manaris Corporation (the “Company”), had 93,437,654 shares of its common stock, $0.001 par value per share issued and outstanding.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANARIS CORPORATION

June 27, 2007	By:	/s/ Tony Giuliano
Tony Giuliano
Chief Financial Officer